CF INDUSTRIES HOLDINGS, INC.
Exhibit 10.1
AMENDMENT No. 4 to the THIRD AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT, dated as of March 19, 2018 (this “Amendment”), among CF INDUSTRIES HOLDINGS, INC., a Delaware corporation (“Holdings”), CF INDUSTRIES, INC., a Delaware corporation (the “Company”), and the LENDERS party hereto.
W I T N E S S E T H :
WHEREAS, the parties hereto have entered into that certain Third Amended and Restated Revolving Credit Agreement, dated as of September 18, 2015 (as amended, restated, supplemented or otherwise modified prior to the date hereof, the “Existing Revolving Credit Agreement”; the Existing Revolving Credit Agreement as amended by this Amendment, the “Amended Revolving Credit Agreement”), among Holdings, the Company, the Lenders party thereto, the Issuing Banks party thereto, the Administrative Agent and the other parties thereto; and
WHEREAS, the Company has requested that the Required Lenders (as defined in the Existing Revolving Credit Agreement) make certain modifications to the Existing Revolving Credit Agreement, all on the terms and conditions set forth herein.
NOW, THEREFORE, the parties hereto agree as follows:
Section 1.    Defined Terms; References. Unless otherwise specifically defined herein, each term used herein that is defined in the Existing Revolving Credit Agreement has the meaning assigned to such term in the Existing Revolving Credit Agreement. Each reference in the Existing Revolving Credit Agreement to “this Agreement”, “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference, and each reference in any other Loan Document to “thereof”, “thereunder”, “therein” or “thereby” or any other similar reference to the Existing Revolving Credit Agreement shall, from the Fourth Amendment Effective Date (as defined below), refer to the Amended Revolving Credit Agreement. This Amendment shall constitute a “Loan Document” for all purposes under the Existing Revolving Credit Agreement.
Section 2.    Amendments to the Existing Revolving Credit Agreement. The Existing Revolving Credit Agreement is hereby amended as follows:
a.The definition of “Exempt Subsidiary” in Section 1.1 of the Existing Revolving Credit Agreement is hereby amended by adding the phrase “or any Nitrogen Holding Company” immediately after the reference to the word “Sales” therein.
b.Section 1.1 of the Existing Revolving Credit Agreement is hereby amended by adding the following definition in alphabetical order:
““Nitrogen Holding Company” means each Domestic Subsidiary that owns, directly or indirectly, all or substantially all of the Equity Interests in Nitrogen that are owned by Holdings and its Subsidiaries, taken as a whole.”.

c.Section 5.9(a) of the Existing Revolving Credit Agreement is hereby amended by and restated in its entirety as follows:
“(a)    Subject to Section 5.10, following the Amendment No. 3 Closing Date, Holdings and each Borrower shall cause (i) each direct or indirect Domestic Subsidiary of Holdings (other than the Exempt Subsidiaries) that Guarantees any Indebtedness for borrowed money (other than Permitted Indebtedness and Indebtedness permitted under Section 6.5 (excluding clauses (h), (i), (j) and (l))) of Holdings, the Lead Borrower and/or any other Loan Party in an aggregate principal amount in excess of $150,000,000, (ii) any direct or indirect Domestic Subsidiary (other than the Exempt Subsidiaries) that directly or indirectly owns Equity Interest in Nitrogen, and (iii) any Domestic Subsidiary from time to time designated in writing by Holdings, in the case of clauses (i) through (iii), to become a Guarantor hereunder (unless the Required Lenders otherwise consent) by executing and delivering to the Administrative Agent a Guaranty Agreement or a Guaranty Joinder Agreement or comparable guaranty documentation, in each case in form and substance reasonably satisfactory to the Administrative Agent, within thirty (30) days (or such longer time period if agreed to by the Administrative Agent in its reasonable discretion) after (I) the latest of (x) the date on which such Person shall have Guaranteed such Indebtedness, (y) the date on which such Person shall have become a direct or indirect Domestic Subsidiary of Holdings and (z) the date on which such Person shall no longer be an Exempt Subsidiary or (II) the date on which such Person shall have acquired, directly or indirectly, any Equity Interest in Nitrogen, as applicable (it being understood that such Guaranty Agreement or a Guaranty Joinder Agreement or comparable guaranty documentation shall be accompanied by documentation with respect thereto substantially consistent with the documentation delivered pursuant to Section 4.1(d) and (e) or Section 4.4(d), as applicable). Upon execution and delivery of such Guaranty Agreement, Guaranty Joinder Agreement or comparable guaranty documentation, each such Person shall become a Guarantor hereunder and thereupon shall have all of the rights, benefits, duties and obligations in such capacity under the Loan Documents. If requested by the Administrative Agent, the Administrative Agent shall receive an opinion or opinions of counsel (which may be from in-house counsel, provided that such opinion is in respect of New York law) for the Lead Borrower in form and substance reasonably satisfactory to the Administrative Agent in respect of matters reasonably requested by the Administrative Agent relating to any such Guaranty Agreement, Guaranty Joinder Agreement or comparable guaranty documentation delivered pursuant to this Section 5.9(a), dated as of the date of such Guaranty Agreement, Guaranty Joinder Agreement or comparable guaranty documentation, as applicable.”
d.Section 9.17(a) of the Existing Revolving Credit Agreement is hereby amended by adding the phrase “or any Nitrogen Holding Company” immediately after each reference to the word “Sales” therein.
Section 3.    Representations of the Company and Holdings. Each of the Company and Holdings represents and warrants that, after giving effect to the Fourth Amendment, (a) all representations and warranties set forth in the Existing Revolving Credit Agreement and the other Loan Documents shall be true and correct in all material respects on and as of the Fourth Amendment

Effective Date, except that (i) to the extent that any such representation or warranty is stated to relate solely to an earlier date, it shall be true and correct in all material respects as of such earlier date and (ii) any representation and warranty that is qualified as to “materiality”, “Material Adverse Effect” or similar language shall be true and correct in all respects and (b) no Default or Event of Default shall exist and be continuing on the Fourth Amendment Effective Date.
Section 4.    Conditions to Fourth Amendment Effective Date. This Amendment shall become effective as of the date (the “Fourth Amendment Effective Date”) that each of the following conditions precedent are satisfied or waived in accordance with Section 9.2 of the Existing Revolving Credit Agreement:
(a)    the Administrative Agent (or its counsel) shall have received, from each of Holdings, the Company and Lenders that in the aggregate constitute the Required Lenders under the Existing Revolving Credit Agreement as of the Fourth Amendment Effective Date, a counterpart of this Amendment, signed on behalf of such party (which may include facsimile or other electronic transmission of a signed signature page of this Amendment);
(b)    the Administrative Agent shall have received a certificate, dated the Fourth Amendment Effective Date and signed on behalf of the Company by a Responsible Officer or Financial Officer of the Company, certifying as to the items set forth in Section 3 hereof as of the Fourth Amendment Effective Date; and
(c)     the Administrative Agent shall have received, or substantially concurrently with the Fourth Amendment Effective Date shall receive, all expenses required to be paid by the applicable Loan Parties on the Fourth Amendment Effective Date under the Existing Revolving Credit Agreement (including, without limitation, the reasonable and documented out-of-pocket fees, charges and disbursements of Davis Polk & Wardwell LLP, counsel to the Administrative Agent) to the extent invoiced to the Company at least three (3) Business Days prior to the Fourth Amendment Effective Date (or such later date as the Company shall permit in its reasonable discretion).
Upon the occurrence of the Fourth Amendment Effective Date, (i) this Amendment shall be a binding agreement between the parties hereto and their permitted assigns under the Existing Revolving Credit Agreement and (ii) each party hereto agrees that their consents to this Amendment, once delivered, are irrevocable and may not be withdrawn.
Section 5.    Certain Consequences of Effectiveness.
(a)    Except as set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Administrative Agent or any other party under the Existing Revolving Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Existing Revolving Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect.

(b)    Except for the amendments set forth herein, nothing herein shall be deemed to entitle Holdings, any Borrower or any Guarantor to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Existing Revolving Credit Agreement or any other Loan document in similar or different circumstances.
(c)    By signing this Amendment, each of Holdings and the Company hereby confirms that (i) the Obligations of each of Holdings, each of the Borrowers and each Guarantor under the Amended Revolving Credit Agreement and the other Loan Documents as amended hereby are entitled to the benefit of the Guarantees set forth in the relevant Loan Documents and (ii) the Loan Documents as amended hereby are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects.
Section 6.    Governing Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.
Section 7.    WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.
Section 8.    Venue; Etc. Each party hereto hereby agrees to the terms set forth in Sections 9.9(b), (c) and (d) of the Existing Revolving Credit Agreement, and such Sections are hereby incorporated by reference herein mutatis mutandis.
Section 9.    Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or other electronic imaging means (including in .pdf format) shall be effective as delivery of a manually executed counterpart of this Amendment.
[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.
CF INDUSTRIES HOLDINGS, INC., as Holdings
By: /s/ Daniel L. Swenson
Name: Daniel L. Swenson
Title: Vice President, Treasurer
and Assistant Secretary
CF INDUSTRIES, INC., as the Company
By: /s/ Daniel L. Swenson
Name: Daniel L. Swenson
Title: Vice President, Treasurer
and Assistant Secretary

Signature Page to Amendment No. 4 to Third Amended and Restated Revolving Credit Agreement

MORGAN STANLEY BANK, N.A.,
as a Lender
By: /s/ Christopher Winthrop
Name: Christopher Winthrop
Title: Authorized Signatory

Signature Page to Amendment No. 4 to Third Amended and Restated Revolving Credit Agreement

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as a Lender
By: /s/ Mark Maloney
Name: Mark Maloney
Title: Authorized Signatory

Signature Page to Amendment No. 4 to Third Amended and Restated Revolving Credit Agreement

BANK OF MONTREAL,
as a Lender
By: /s/ Philip Lunn
Name: Philip Lunn
Title: MD & Head, CB Canada

Signature Page to Amendment No. 4 to Third Amended and Restated Revolving Credit Agreement

GOLDMAN SACHS BANK USA,
as a Lender
By: /s/ Meghan Sullivan
Name: Meghan Sullivan
Title: Authorized Signatory

Signature Page to Amendment No. 4 to Third Amended and Restated Revolving Credit Agreement

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender
By: /s/ Daniel R. Van Aken
Name: Daniel R. Van Aken
Title: Managing Director

Signature Page to Amendment No. 4 to Third Amended and Restated Revolving Credit Agreement

ROYAL BANK OF CANADA,
as a Lender
By: /s/ Sinan Tarlan
Name: Sinan Tarlan
Title: Authorized Signatory

Signature Page to Amendment No. 4 to Third Amended and Restated Revolving Credit Agreement

THE BANK OF NOVA SCOTIA,
as a Lender
By: /s/ Paula Czach
Name: Paula Czach
Title: Managing Director

Signature Page to Amendment No. 4 to Third Amended and Restated Revolving Credit Agreement

CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK BRANCH,
as a Lender
By: /s/ Andrew R. Campbell
Name: Andrew R. Campbell
Title: Authorized Signatory
By: /s/ Robert Robin
Name: Robert Robin
Title: Authorized Signatory

Signature Page to Amendment No. 4 to Third Amended and Restated Revolving Credit Agreement

CITIBANK, N.A., as a Lender
By: /s/ David Jaffe
Name: David Jaffe
Title: Vice President

Signature Page to Amendment No. 4 to Third Amended and Restated Revolving Credit Agreement

PNC BANK, NATIONAL ASSOCIATION,
as a Lender
By: /s/ Kristin Lenda
Name: Kristin Lenda
Title: Senior Vice President

Signature Page to Amendment No. 4 to Third Amended and Restated Revolving Credit Agreement

SUNTRUST BANK, as a Lender
By: /s/ Carlos Cruz
Name: Carlos Cruz
Title: Director

Signature Page to Amendment No. 4 to Third Amended and Restated Revolving Credit Agreement

U.S. BANK NATIONAL ASSOCIATION,
as a Lender
By: /s/ Paul E. Rouse
Name: Paul E. Rouse
Title: Vice President

Signature Page to Amendment No. 4 to Third Amended and Restated Revolving Credit Agreement

BANK OF AMERICA, N.A.,
as a Lender
By: /s/ Milena Deltcher
Name: Milena Deltcher
Title: Vice President

Signature Page to Amendment No. 4 to Third Amended and Restated Revolving Credit Agreement